SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AGENCY.COM LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                   13-3808969
--------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

665 Broadway, Ninth Floor, New York, New York              10012
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

      Securities Act registration statement file number to which this form relates: 333-86433.

      Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class               Name of Each Exchange on Which
          to be Registered                  Each Class is to be Registered
          ----------------                  ------------------------------
                None.                                  None.

      Securities to be registered pursuant to Section 12(g) of the Act:

           Title of Each Class              Name of Each Exchange on Which
            to be Registered                Each Class is to be Registered
            ----------------                ------------------------------
        Common Stock, $0.001 par value          NASDAQ National Market
               (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

      For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1, File No. 333-86433 (the "Form S-1"), as filed with the Securities and Exchange Commission on September 2, 1999, as amended, which information is hereby incorporated by reference.

Item 2. Exhibits.

      The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 and are hereby incorporated herein by reference.

Exhibit No.     Description
-----------     -----------

    1. Second Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.2 of the Form S-1.

    2. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 of the Form S-1.

    3.          Specimen common stock certificate, incorporated by reference to
                Exhibit 4.1 of the Form S-1.

                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        AGENCY.COM LTD
                                        (Registrant)


Dated: November 23, 1999                By:   /s/ Charles Dickson
                                              -------------------
                                              Charles Dickson
                                              Executive Vice President and Chief
                                              Financial Officer


                                       2